UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 31, 2024
AURORA INNOVATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40216	98-1562265
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1654 Smallman St, Pittsburgh, PA	15222
(Address of principal executive offices)	(Zip Code)
(888) 583-9506
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	AUR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AUROW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Underwriting Agreement

On July 31, 2024, Aurora Innovation, Inc. (“Aurora”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Allen & Company LLC and Morgan Stanley & Co. LLC, as representatives (the “Representatives”) of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale (the “Public Offering”) of 116,666,667 shares (the “Firm Shares”) of Aurora’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), at a price to the public of $3.60 per share. Under the terms of the Underwriting Agreement, the Underwriters have agreed to purchase the Firm Shares from Aurora at a price of $3.4830 per share. Aurora also granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase up to an additional 17,500,000 shares of Class A Common Stock (together with the Firm Shares, the “Underwritten Shares”).
The gross proceeds from the Public Offering are expected to be approximately $420 million before deducting underwriting discounts and commissions and other offering expenses payable by Aurora and assuming no exercise of the Underwriters’ option to purchase additional shares. The Public Offering is expected to close on August 2, 2024, subject to the satisfaction of customary closing conditions.
The Underwriting Agreement contains customary representations, warranties and agreements by Aurora, customary conditions to closing, indemnification obligations of Aurora and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by such parties.
The Public Offering is being made pursuant to Aurora’s effective registration statement on Form S-3 (File No. 333-276317) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission (the “SEC”).
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
A copy of the opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the validity of the Underwritten Shares is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.
Item 7.01. Regulation FD Disclosure.
On July 31, 2024, Aurora announced the commencement of an underwritten public offering of its shares of Class A common stock. A copy of Aurora’s press release announcing the underwritten public offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
On August 1, 2024, Aurora issued a press release announcing the pricing of the Public Offering. A copy of the press release is being filed as Exhibit 99.2 to this Report and is incorporated herein by reference.
The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward Looking Statements
This report contains forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements include, but are not limited to the timing and size of the proposed offering. These forward-looking statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, including but not limited to: whether or not Aurora will be able to raise capital through the sale of Class A common stock or consummate the proposed offering; and its expectations with respect to granting the underwriters a 30-day option to purchase additional shares of Class A common stock; the satisfaction of closing conditions; and other risks. Information regarding the foregoing and additional risks are described in the Risk Factors sections of the preliminary prospectus supplement for the underwritten public offering filed with the SEC, and the documents incorporated by reference therein, including without limitation those risks and uncertainties identified in the “Risk Factors” section of Aurora’s Registration Statement on Form S-3 declared effective by the SEC on January 8, 2024, the accompanying prospectus, Aurora’s Annual Report on Form 10-K filed with the SEC on February 15, 2024, as amended by Aurora’s Form 10-K/A filed with the SEC on May 24, 2024, and other filings that Aurora makes with the SEC from time to time. All forward-looking statements reflect Aurora’s beliefs and assumptions only as of the date of this report. Aurora undertakes no obligation to update forward-looking statements to reflect future events or circumstances.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated July 31, 2024, by and among Aurora and Goldman Sachs & Co. LLC, Allen & Company LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)
99.1	Press release issued by Aurora on July 31, 2024, furnished herewith
99.2	Press release issued by Aurora on August 1, 2024, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2024		Aurora Innovation, Inc.

	By:	/s/ David Maday
David Maday
Chief Financial Officer